SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

               __________________________________


Date of Report (Date of earliest event reported): May 20, 1999
                                                  ------------


                            SELFCARE, INC.
        (Exact name of Registrant as specified in charter)



          Delaware                     0-20871           04-3164127
          --------                     -------           ----------
(State or other jurisdiction  (Commission file number)  (IRS employer
       of incorporation)                                identification no.)


        200 Prospect Street, Waltham, Massachusetts 02453
      (Address of principal executive offices)  (Zip Code)
                         (781) 647-3900

      (Registrant's telephone number, including area code)


Item 5.  Other Events
         -------------

A.  Shareholder Approval
    --------------------

     On May 20, 1999, at the Annual Meeting of Shareholders of Selfcare, Inc. ("Selfcare"), the shareholders approved the proposals necessary to implement the transactions outlined in Selfcare's Form 8-K, event date January 8, 1999, filed with the Securities and Exchange Commission (the "Commission") on January 8, 1999. Specifically, the shareholders approved proposals with respect to the following:

1. Ratification, confirmation and approval of the issuance of the Senior Subordinated Convertible Notes, issued October 27, 1997 (the "Original Notes") and the portion of Original Notes amended and issued by Selfcare on January 11, 1999 (the "Amended Notes") in connection with the settlement of certain obligations of Selfcare to the holders of the Notes.

2. Ratification, confirmation and approval of the issuance of the Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock, each par value $.001 per share (the "Series C Preferred Stock," the "Series D Preferred Stock" and the "Series E Preferred Stock," respectively) and ratification, confirmation and approval of the participation of certain officers and directors of Selfcare in the private placement of the Series C Preferred Stock and the Series E Preferred Stock.

     On May 20, 1999, at the Annual Meeting of Shareholders of Selfcare, the shareholders also approved the proposals necessary to implement the transactions outlined in Selfcare's Form 8-K, event date January 22, 1999, filed with the Commission on January 22, 1999. Specifically, the shareholders approved proposals with respect to the following:

1. Authorization and approval of the Amendment of Selfcare's Restated Certificate of Incorporation (the "Amendment") to amend the terms of the Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred stock"). The Amendment was filed with the Delaware Secretary of State
     on May 20, 1999.   A copy of the Amendment is filed as
     Exhibit 4.1 attached hereto.

2.   Authorization and approval of the issuance of the Series B
     Preferred Stock in connection with the settlement of certain obligations of Selfcare to the holders of the Series B
     Preferred Stock.

B.  Conversion of the Amended Notes
    -------------------------------

     On March 31, 1999 the Company had $2,415,000 aggregate principal outstanding on the Amended Notes. Between March 31, 1999 and May 24, 1999 the holders of the Amended Notes converted all of the remaining amounts due under the Amended Notes into 1,215,328 shares of the Company's common stock.

Item 7.  Exhibits

          Exhibits
          ---------
                    4.1  Amendment to Selfcare's Restated
               Certificate of Incorporation filed with the Delaware Secretary of State on May 20, 1999.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 1999            SELFCARE, INC.


                              /s/ Kenneth D. Legg
                              ---------------------
                              Kenneth D. Legg
                              Vice President, U.S. Operations and
                              Secretary